UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate & Income Opportunity Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1633 Broadway, New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2013

Date of reporting period:	November 30, 2013

Item 1: Report to Shareholders

Table of Contents

2–4	Letter from Chairman of the Board & President
5	Fund Insights
6	Performance & Statistics
7–21	Schedule of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25–44	Notes to Financial Statements
45	Financial Highlights
46	Report of Independent Registered Public Accounting Firm
47	Annual Shareholder Meeting Results/Changes in Investment Policy
48	Tax Information/Loan Investments and Origination
49–53	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
54–55	Privacy Policy/Proxy Voting Policies & Procedures
56–57	Dividend Reinvestment Plan
58–59	Board of Trustees
60	Fund Officers

November 30, 2013 | Annual Report 1

Letter from Chairman of the Board & President

Dear Shareholder,

The US economy continued to expand throughout the 12-month fiscal reporting period ended November 30, 2013. In contrast, growth in many other developed countries was generally less robust. Demand for equities and lower rated, higher yielding fixed income securities was solid as investors sought incremental returns in the relatively low interest rate environment.

Twelve Months in Review

For the twelve months ended November 30, 2013 PIMCO Corporate & Income Opportunity Fund returned 10.09% on net asset value (“NAV”) and -0.15% on market price.

For the 12-month reporting period ended November 30, 2013, US stocks, as measured by the Standard & Poor’s 500 Index, rose 30.30%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, rose 24.84% and 26.38%, respectively, in dollar-denominated terms. The MSCI Emerging Markets Index rose a relatively modest 3.66% during the 12-month period.

With respect to bonds, the Barclays US Credit Index declined 1.85%, while the Barclays Global High Yield Index rose 8.50%. The Barclays US Government Bond Index dropped 2.14% and the broader bond market index, as measured by the Barclays US Aggregate Index, fell 1.61%.

During the reporting period, the US experienced choppy, but continued growth. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.1% during the fourth quarter 2012, as private inventory investment and federal government spending moderated. However, GDP growth rose to 1.1% and 2.5% annual rates during the first and second quarters of 2013, respectively. The US Commerce Department reported that third quarter 2013 GDP growth registered 4.1%. Supporting the economy was signs of improvement in the housing market, and although unemployment remained elevated, the unemployment rate declined during the reporting period.

2 Annual Report | November 30, 2013

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy throughout the reporting period. However, with unemployment falling and signs of improving economic activity, in June 2013 the Fed announced its intention to begin tapering its monthly $85 billion asset purchase program. This triggered sharply rising yields and declining bond prices. However, the Fed surprised many investors at its meetings in September and October 2013 by choosing not to begin tapering. This caused yields to drop from the reporting period peak in early September. All told, US Treasury bond rates moved sharply higher during the 12-month fiscal period, with the yield on the benchmark 10-year Treasury bond rising from 1.62% to 2.75%.

Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

Outlook

Looking at the global economy, the US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration and rising interest rates. Significant fiscal and monetary policy accommodation, along with a weakening yen, supported Japan’s economy. While the euro zone finally emerged from its lengthy recession, growth was lackluster. Growth in many emerging market countries surpassed the growth experienced in more developed countries even though the pace of growth for many emerging market countries moderated during the reporting period.

In December 2013, after the reporting period concluded, the Fed announced the tapering of its asset purchase program. We expect the central bank to take a measured approach with the withdrawal of its purchases in 2014. While ongoing Fed tapering could lead to periods of volatility, the Fed made it clear that it does not intend to raise short term rates for an extended period, indicating that “highly accommodative stance of monetary policy will remain appropriate for a considerable time after the asset purchase program ends and the economic recovery strengthens.” Consequently, concerns of higher mortgage rates impacting the housing market, geopolitical issues, and continued dysfunction in Washington DC are likely to contribute to market volatility.

November 30, 2013 | Annual Report 3

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4 Annual Report | November 30, 2013

Fund Insights

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (unaudited)

For the 12-month fiscal year ended November 30, 2013, PIMCO Corporate & Income Opportunity Fund returned 10.09% on net asset value (“NAV”) and -0.15% on market price.

The US fixed income market experienced periods of elevated volatility during the 12-month reporting period ended November 30, 2013. This was triggered by a number of factors, including the “fiscal cliff” and sequestration, the Federal Reserve’s (the “Fed”) announcement of a possible shift in monetary policy, the European sovereign debt crisis, geopolitical issues and the 16 day partial federal government shut down. All told, during the reporting period both short- and long-term Treasury yields rose and the yield curve steepened. The spread sectors (non-US Treasuries) generated mixed results with high yield bonds generating the strongest returns.

Compared to the -1.61% return for the overall US fixed income market (as measured by the Barclays US Aggregate Index), high yield and investment grade bonds returned 8.55% and -1.85%, (as measured by the Barclays US High Yield and Barclays US Credit Indices) respectively for the 12-month reporting period.

On a total return basis, higher rated investment grade corporate bonds generated mixed results when compared to lower rated counterparts. For instance, AAA-, AA-, A and BBB-rated issues, as measured by the Barclays US Credit Index, returned -0.79%, -2.44%, -1.87%, and -1.86%, respectively, during the 12-months ended November 30, 2013. In contrast, within the high yield market, lower rated, higher yielding corporate bonds outperformed higher quality, lowering yielding corporates, as BB-rated issues returned 8.41%, versus 5.80% for B-rated securities, as measured by the Barclays US High Yield Index.

Sector and duration positioning drive results

An overweighting to the Life Insurance and Banking sectors contributed to results, as these issues outperformed the credit market as measured by the 70% Barclays US Credit/30% Merrill Lynch High Yield BB/B Index during the reporting period. An underweighting to Electric Utilities was positive for returns due to this sector’s underperformance versus the credit market. The Fund’s allocation to non-agency residential mortgage-backed securities was rewarded as this asset class outperformed the credit market. Elsewhere, a short duration bias enhanced performance as interest rates moved higher during the reporting period.

On the downside, an underweighting to Energy and Technology companies adversely impacted results as these sectors outperformed the credit market.

November 30, 2013 | Annual Report 5

Performance & Statistics

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (unaudited)

Total Return(1)	Market Price	NAV
1 Year	-0.15%	10.09%
5 Year	34.69%	31.42%
10 Year	13.50%	13.46%
Commencement of Operations (12/27/02) to 11/30/13	14.39%	14.97%

Market Price/NAV Performance	Market Price/NAV
Commencement of Operations (12/27/02) to 11/30/13	Market Price	$17.75
	NAV	$16.62
NAV	Premium to NAV	6.80%
Market Price	Market Price Yield(2)	8.79%
	Leverage Ratio(3)	22.04%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at November 30, 2013.

(3) Represents Preferred Shares outstanding (“Leverage”) as a percentage of total managed assets. Total managed assets refer to the assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

6  Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

Principal Amount (000s)		Value
Mortgage-Backed Securities – 40.9%
	American Home Mortgage Assets Trust, CMO,
$786	0.396%, 9/25/46 (k)	$74,986
7,560	6.25%, 6/25/37	4,804,049
	Banc of America Alternative Loan Trust, CMO,
13,743	5.50%, 7/25/33	14,179,511
16,671	5.50%, 10/25/33	17,062,406
493	6.00%, 1/25/36	387,711
7,489	6.00%, 4/25/36	6,715,192
	Banc of America Funding Trust, CMO,
958	5.50%, 1/25/36	974,767
10,275	6.00%, 3/25/37	9,124,399
1,326	6.00%, 7/25/37	1,027,276
14,760	6.00%, 8/25/37	12,770,070
	BCAP LLC Trust, CMO (a)(c)(k),
1,967	4.759%, 7/26/37	140,230
4,779	5.437%, 3/26/37	1,429,750
8,635	7.652%, 12/26/36	7,778,218
	Bear Stearns ALT-A Trust, CMO (k),
1,210	2.612%, 11/25/36	841,111
9,237	2.614%, 8/25/46	5,732,822
3,093	2.723%, 9/25/35	2,498,326
854	2.765%, 11/25/34	736,097
3,065	2.796%, 8/25/36	2,173,324
4,312	5.099%, 9/25/35	3,483,399
5,388	Bear Stearns Mortgage Funding Trust, 7.00%, 8/25/36, CMO	4,321,880
	Chase Mortgage Finance Trust, CMO,
47	2.624%, 12/25/35 (k)	42,106
4,345	6.00%, 2/25/37	3,887,006
954	6.00%, 3/25/37	838,131
3,637	6.00%, 7/25/37	3,270,404
5,780	Citicorp Mortgage Securities Trust, 6.00%, 6/25/36, CMO	6,027,812
	Citigroup Mortgage Loan Trust, Inc., CMO (k),
10,310	5.285%, 4/25/37	8,990,022
3,036	5.547%, 3/25/37	2,875,690
	CitiMortgage Alternative Loan Trust, CMO,
4,043	5.75%, 4/25/37	3,432,900
17,032	5.75%, 5/25/37	14,484,768
4,042	6.00%, 1/25/37	3,283,165
9,623	6.00%, 6/25/37	8,012,073
	Countrywide Alternative Loan Trust, CMO,
46,503	5.084%, 4/25/37, IO (b)(k)	5,954,926
54	5.25%, 5/25/21	52,599
1,319	5.50%, 3/25/35	1,170,195
11,673	5.50%, 9/25/35	10,363,950
387	5.50%, 3/25/36	301,308

November 30, 2013 | Annual Report 7

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
$1,638	5.75%, 1/25/35	$1,553,657
1,857	5.75%, 2/25/35	1,753,426
1,572	6.00%, 2/25/35	1,593,602
3,729	6.00%, 4/25/36	3,056,174
4,121	6.00%, 5/25/36	3,200,097
4,371	6.00%, 1/25/37	3,520,423
6,037	6.00%, 2/25/37	4,700,980
13,963	6.00%, 4/25/37	11,109,805
5,408	6.00%, 5/25/37	4,201,081
4,073	6.00%, 8/25/37	2,727,592
5,589	6.25%, 10/25/36	4,478,455
6,567	6.25%, 12/25/36 (k)	5,315,547
1,717	6.50%, 8/25/36	1,186,275
958	6.50%, 9/25/36	762,444
4,374	21.025%, 2/25/36 (b)(k)	5,490,001
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
4,596	5.50%, 10/25/35	4,457,078
1,900	5.50%, 7/25/37	1,655,028
1,057	5.75%, 12/25/35	963,552
6,828	5.75%, 3/25/37	6,046,414
2,753	5.75%, 6/25/37	2,487,001
1,520	6.00%, 4/25/36	1,320,889
375	6.00%, 5/25/36	343,448
2,286	6.00%, 2/25/37	2,038,229
5,882	6.00%, 3/25/37	5,271,962
653	6.00%, 4/25/37	591,132
2,616	6.25%, 9/25/36	2,278,156
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
4,369	5.75%, 4/25/36	3,758,981
4,073	6.00%, 2/25/37	3,648,354
5,033	6.00%, 6/25/37	4,471,296
1,951	6.50%, 10/25/21	1,650,896
5,109	6.75%, 8/25/36	3,853,336
2,919	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	2,304,643
5,260	First Horizon Alternative Mortgage Securities Trust, 6.00%, 8/25/36, CMO	4,612,512
	GSR Mortgage Loan Trust, CMO,
6,485	2.732%, 3/25/37 (k)	5,219,243
1,215	5.037%, 11/25/35 (k)	1,196,946
5,024	5.06%, 11/25/35 (k)	4,664,675
840	5.50%, 5/25/36	787,036
934	6.00%, 7/25/37	866,080
8,350	IndyMac IMSC Mortgage Loan Trust, 6.50%, 7/25/37, CMO	5,235,986
6,600	IndyMac INDX Mortgage Loan Trust, 4.677%, 8/25/35, CMO (k)	5,491,521
4,800	JPMorgan Alternative Loan Trust, 6.31%, 8/25/36, CMO	3,540,730
	JPMorgan Mortgage Trust, CMO,
5,804	2.782%, 2/25/36 (k)	5,122,664

8 Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
$3,030	2.988%, 1/25/37 (k)	$2,588,933
5,174	5.00%, 3/25/37	4,691,054
153	5.074%, 10/25/35 (k)	153,447
2,503	5.182%, 6/25/36 (k)	2,226,082
356	5.75%, 1/25/36	328,242
1,076	6.00%, 8/25/37	955,620
	Lehman Mortgage Trust, CMO,
2,978	5.50%, 11/25/35	2,766,530
3,264	6.00%, 7/25/36	2,514,308
847	6.00%, 7/25/37	727,478
6,351	MASTR Alternative Loans Trust, 6.75%, 7/25/36, CMO	4,464,041
6,096	Merrill Lynch Mortgage Investors Trust, 3.019%, 3/25/36, CMO (k)	4,253,601
9,729	Morgan Stanley Mortgage Loan Trust, 5.244%, 5/25/36, CMO (k)	7,490,998
20,389	New Century Alternative Mortgage Loan Trust, 6.31%, 7/25/36, CMO	13,862,932
	RBSSP Resecuritization Trust, CMO (a)(c)(k),
3,609	0.39%, 10/27/36	211,785
8,000	0.41%, 8/27/37	419,804
	Residential Accredit Loans, Inc., CMO,
355	0.346%, 6/25/46 (k)	167,401
1,310	0.396%, 5/25/37 (k)	210,630
4,282	6.00%, 6/25/36	3,335,449
8,073	6.00%, 8/25/36	6,268,366
6,264	6.00%, 9/25/36	4,421,922
3,509	6.00%, 12/25/36	2,702,476
5,977	6.00%, 3/25/37	4,708,964
	Residential Asset Securitization Trust, CMO,
865	5.75%, 2/25/36	702,402
2,378	6.00%, 2/25/36	1,854,060
1,638	6.00%, 9/25/36	1,044,522
3,749	6.00%, 2/25/37	2,964,220
5,231	6.00%, 3/25/37	3,971,167
7,055	6.00%, 5/25/37	6,163,524
7,462	6.25%, 9/25/37	5,354,600
	Residential Funding Mortgage Securities I, CMO,
6,271	3.488%, 2/25/37 (k)	4,883,727
6,757	6.00%, 1/25/37	5,983,073
4,147	6.25%, 8/25/36	3,794,506
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
10,408	2.478%, 11/25/36	8,252,788
2,609	3.301%, 3/25/37	1,964,794
13,982	3.304%, 1/25/36	10,996,499
9,492	4.924%, 5/25/36	8,028,298
3,163	5.372%, 7/25/36	2,879,492
6,690	5.541%, 7/25/35	5,947,859
319	Structured Asset Mortgage Investments, Inc., 0.286%, 8/25/36, CMO (k)	241,102

November 30, 2013 | Annual Report 9

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO (k),
$1,951	5.342%, 4/25/37	$1,613,358
1,580	5.513%, 2/25/37	1,323,590
13,421	6.017%, 2/25/37	11,328,337
	Thornburg Mortgage Securities Trust, CMO (k),
2,524	5.75%, 6/25/47	2,377,401
3,068	5.80%, 3/25/37	2,826,938
43,948	WaMu Commercial Mortgage Securities Trust, 5.975%, 3/23/45, CMO (a)(c)(k)	45,590,393
	WaMu Mortgage Pass-Through Certificates, CMO (k),
4,517	2.194%, 6/25/37	3,783,109
1,732	2.279%, 7/25/37	1,441,877
989	2.32%, 12/25/36	844,093
1,152	2.369%, 9/25/36	1,014,200
2,977	4.753%, 2/25/37	2,765,446
4,639	4.779%, 7/25/37	4,263,682
4,017	6.087%, 10/25/36	3,374,487
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
501	0.923%, 4/25/47 (k)	15,016
1,754	0.984%, 5/25/47 (k)	146,432
3,466	6.00%, 10/25/35	2,819,819
5,531	6.00%, 3/25/36	4,794,290
4,561	6.00%, 6/25/37	3,787,183
	Wells Fargo Alternative Loan Trust, CMO,
3,281	6.00%, 7/25/37	3,061,851
16,908	6.25%, 11/25/37	15,491,819
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
7,012	2.616%, 8/25/36 (k)	6,620,909
2,058	2.626%, 4/25/36 (k)	1,942,595
878	2.664%, 4/25/36 (k)	851,371
9,202	5.50%, 1/25/36	8,759,226
2,108	6.00%, 7/25/37	2,016,559
15,749	6.00%, 8/25/37	15,000,775
22,594	WF-RBS Commercial Mortgage Trust, 2.204%, 11/15/44, CMO, IO (a)(c)(k)	2,348,509
Total Mortgage-Backed Securities (cost-$583,183,451)		602,469,887
Corporate Bonds & Notes – 20.8%
	Airlines – 0.9%
	Continental Airlines Pass-Through Trust,
2,389	6.703%, 12/15/22	2,574,649
698	7.373%, 6/15/17	750,057
	United Air Lines Pass-Through Trust,
2,398	7.336%, 1/2/21 (a)(b)(c)(i) (acquisition cost-$2,397,831; purchased 6/19/07)	2,523,717
6,059	10.40%, 5/1/18	6,847,035
		12,695,458
	Auto Manufacturers – 3.6%
48,331	Ford Motor Co., 7.70%, 5/15/97	52,839,992

10 Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
	Banking – 5.5%
	Ally Financial, Inc.,
$344	5.70%, 12/15/13	$344,258
502	5.90%, 12/15/13	502,376
226	6.15%, 12/15/13	226,169
997	6.25%, 12/15/18	997,748
108	6.40%, 12/15/18	108,081
116	6.60%, 6/15/19	116,087
1,060	6.65%, 6/15/18	1,060,795
304	6.70%, 6/15/18-6/15/19	304,228
130	6.75%, 6/15/19	130,098
109	6.90%, 6/15/17	109,082
87	6.95%, 6/15/17	87,065
531	7.00%, 6/15/17-6/15/22	531,398
45	7.25%, 6/15/16	45,034
188	7.50%, 6/15/16	188,141
£2,800	Barclays Bank PLC, 14.00%, 6/15/19 (f)	6,173,209
$5,600	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(c)(f)	7,455,650
£5,000	LBG Capital No. 1 PLC, 11.04%, 3/19/20	9,403,413
	LBG Capital No. 2 PLC,
400	9.125%, 7/15/20	704,087
400	12.75%, 8/10/20	765,788
650	14.50%, 1/30/22	1,372,037
2,000	15.00%, 12/21/19	4,720,725
€7,800	15.00%, 12/21/19	15,685,997
$5,000	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(c)(f)	6,787,500
25,000	Wachovia Capital Trust III, 5.57%, 12/30/13 (f)	23,390,000
		81,208,966
	Commercial Services – 0.6%
10,000	Baylor College of Medicine, 5.259%, 11/15/46	9,167,043
	Diversified Financial Services – 7.0%
13,400	Army Hawaii Family Housing Trust Certificates, 5.524%, 6/15/50 (NPFGC) (a)(b)(c)(i) (acquisition cost-$13,266,000; purchased 11/18/13)	13,186,404
12,825	Fort Gordon Housing LLC, 6.124%, 5/15/51 (AMBAC) (a)(b)(c)(i) (acquisition cost-$12,953,250; purchased 11/12/13)	13,132,415
37,300	General Electric Capital Corp., 6.375%, 11/15/67 (converts to FRN on 11/15/17)	40,610,375
10,000	Glen Meadow Pass-Through Trust, 6.505%, 2/12/67 (converts to FRN on 2/15/17) (a)(b)(c)(i) (acquisition cost-$7,700,000; purchased 2/18/10)	9,800,000
9,698	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(i) (acquisition cost-$9,582,242; purchased 9/23/13)	9,620,063
5,000	SLM Corp., 8.45%, 6/15/18	5,843,750
10,600	Western Group Housing L.P., 6.75%, 3/15/57 (a)(b)(c)(i) (acquisition cost-$11,596,188; purchased 11/22/13)	11,642,086
		103,835,093

November 30, 2013 | Annual Report 11

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
	Electric Utilities – 0.3%
$4,703	Bruce Mansfield Unit, 6.85%, 6/1/34	$4,920,341
4,200	Dynegy Roseton LLC / Dynegy Danskammer LLC Pass-Through Trust, 7.67%, 11/8/16, Ser. B (b)(d)(e)	73,477
		4,993,818
	Home Builders – 0.1%
1,800	Hampton Roads PPV LLC, 6.171%, 6/15/53 (a)(b)(c)(i) (acquisition cost-$1,710,198; purchased 9/25/12)	1,580,814
	Telecommunications – 2.8%
20,600	CenturyLink, Inc., 7.60%, 9/15/39	18,797,500
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	16,502,137
5,550	Qwest Corp., 7.20%, 11/10/26	5,599,356
		40,898,993
Total Corporate Bonds & Notes (cost-$295,254,523)		307,220,177
Municipal Bonds – 12.1%
	California – 6.2%
22,900	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	24,636,049
3,400	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,555,924
6,480	Los Angeles Community Redev. Agcy., Tax Allocation, 6.02%, 9/1/21, Ser. L (NPFGC)	6,448,443
3,425	Riverside Cnty. Economic Dev. Agcy., Tax Allocation, 7.50%, 10/1/30, Ser. A-T	3,586,009
21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	22,515,602
3,700	State Univ. Rev., 6.484%, 11/1/41	4,267,210
28,500	Stockton Public Financing Auth. Rev., 7.942%, 10/1/38, Ser. B	27,075,285
		92,084,522
	Florida – 0.1%
2,080	Palm Beach Cnty. Rev., Convention Center Hotel, 5.00%, 11/1/33	2,054,083
	Illinois – 1.6%
23,700	Chicago, GO, 7.517%, 1/1/40	24,200,307
	New Jersey – 0.1%
900	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	649,332
	New York – 1.6%
815	New York City Water & Sewer System Rev., 9.131%, 11/30/14, Ser. 1289 (a)(b)(c)(g)(i)(k) (acquisition cost-$818,423; purchased 11/27/13)	823,835
25,000	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	22,127,500
		22,951,335
	Ohio – 1.8%
19,500	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	25,582,440
1,240	Bowling Green State Univ. Rev., 6.73%, 6/1/39	1,339,857
		26,922,297
	Pennsylvania – 0.3%
3,400	Philadelphia Auth. for Industrial Dev. Rev., 6.35%, 4/15/28, Ser. A (AGM)	3,635,484

12  Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
	Texas – 0.4%
$6,075	State Public Finance Auth. Charter School Finance Corp. Rev., 8.125%, 2/15/27, Ser. O	$6,239,815
Total Municipal Bonds (cost-$175,894,622)		178,737,175

Shares
Preferred Stock – 5.8%
	Banking – 0.6%
10,000	CoBank ACB, 6.25%, 10/1/22, Ser. F (a)(b)(c)(f)(i)(j) (acquisition cost-$990,000; purchased 11/27/13)	990,938
323,868	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (j)	8,692,617
		9,683,555
	Diversified Financial Services – 3.4%
570,000	Citigroup Capital XIII, 7.875%, 10/30/15 (j)	15,612,300
	Farm Credit Bank,
180,000	6.75%, 9/15/23 (a)(b)(c)(f)(i)(j) (acquisition cost-$18,000,000; purchased 7/16/13)	17,690,634
13,900	10.00%, 12/15/20, Ser. 1 (f)	16,349,875
		49,652,809
	Telecommunications – 1.8%
1,050,000	Qwest Corp., 7.375%, 6/1/16	25,998,000
Total Preferred Stock (cost-$84,310,564)		85,334,364

Principal Amount (000s)
Asset-Backed Securities – 4.5%
$139	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 1.516%, 3/25/33 (k)	121,375
7,771	Countrywide Asset-Backed Certificates, 5.435%, 10/25/46 (k)	6,425,382
404	Credit-Based Asset Servicing and Securitization LLC, 4.459%, 12/25/35	388,497
	Greenpoint Manufactured Housing (k),
3,868	8.14%, 3/20/30	3,980,228
8,300	8.30%, 10/15/26	9,072,526
5,989	8.45%, 6/20/31	5,825,026
3,855	GSAA Home Equity Trust, 6.295%, 6/25/36	2,269,458
	GSAA Trust,
2,159	5.80%, 3/25/37	1,193,527
4,940	5.983%, 3/25/37	2,989,050
4,548	IndyMac Residential Asset-Backed Trust, 0.326%, 7/25/37 (k)	2,871,781
	JPMorgan Mortgage Acquisition Trust,
10,400	5.377%, 11/25/36	9,809,498
186	5.83%, 7/25/36	113,442
7,377	Lehman XS Trust, 5.957%, 6/24/46	5,769,783
2,007	Mid-State Trust IV, 8.33%, 4/1/30	2,096,951

November 30, 2013 | Annual Report  13

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
$3,107	Mid-State Trust VII, 6.34%, 10/15/36	$3,292,273
2,204	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47 (k)	1,650,589
	Renaissance Home Equity Loan Trust,
12,159	5.612%, 4/25/37	6,491,191
3,989	7.238%, 9/25/37	2,323,640
Total Asset-Backed Securities (cost-$65,012,512)		66,684,217
U.S. Government Agency Securities (b) – 2.8%
	Fannie Mae, CMO, IO,
18,924	3.50%, 12/25/32-2/25/43	3,826,074
8,455	4.00%, 12/25/42	1,757,285
15,178	6.084%, 8/25/41 (k)	3,043,076
58,122	6.434%, 4/25/41-10/25/43 (k)	13,502,294
	Freddie Mac, CMO, IO,
34,022	3.00%, 5/15/27	3,940,686
15,333	3.50%, 12/15/32	2,358,045
4,144	4.00%, 11/15/39	791,819
9,155	5.832%, 8/15/42 (k)	2,060,659
1,600	6.972%, 8/15/36 (k)	279,138
	Ginnie Mae, CMO, IO,
9,584	3.50%, 9/16/41-3/20/43	1,630,053
3,933	4.00%, 5/16/42	711,955
33,528	4.50%, 3/20/40	7,033,764
Total U.S. Government Agency Securities (cost-$40,590,909)		40,934,848
Short-Term Investments – 13.1%
	Repurchase Agreements – 12.8%
26,200	Banc of America Securities LLC, dated 11/29/13, 0.11%, due 12/2/13, proceeds $26,200,240; collateralized by U.S. Treasury Bonds, 3.125%-4.50%, due 8/15/39-2/15/42, valued at $27,057,719 including accrued interest	26,200,000
8,200	Barclays Capital, Inc., dated 11/29/13, 0.10%, due 12/2/13, proceeds $8,200,068; collateralized by U.S. Treasury Notes, 0.375%, due 6/30/15, valued at $8,364,605 including accrued interest	8,200,000
30,000	BNP Paribas Securities Corp., dated 11/29/13, 0.10%-0.12%, due 12/2/13, proceeds $30,000,275; collateralized by Fannie Mae, 2.50%-4.00%, due 2/1/28-11/1/43, valued at $20,740,570 including accrued interest and U.S. Treasury Inflation Protected Securities, 0.75%, due 2/15/42, valued at $10,248,868 including accrued interest	30,000,000
22,200	Citigroup Global Markets, Inc., dated 11/29/13, 0.10%-0.11%, due 12/2/13, proceeds $22,200,194; collateralized by U.S. Treasury Notes, 1.00%, due 5/31/18-8/31/19, valued at $22,603,058 including accrued interest	22,200,000

14  Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

Principal Amount (000s)		Value
$33,000	Deutsche Bank Securities, Inc., dated 11/29/13, 0.10%, due 12/2/13, proceeds $33,000,275; collateralized by U.S. Treasury Notes, 0.375% -1.00%, due 3/15/15-10/31/16, valued at $33,676,227 including accrued interest	$33,000,000
4,100	Goldman Sachs Group, Inc. (The), dated 11/29/13, 0.10%, due 12/2/13, proceeds $4,100,034; collateralized by Freddie Mac, 3.50%, due 9/1/42, valued at $4,224,829 including accrued interest	4,100,000
28,900	JPMorgan Securities, Inc., dated 11/29/13, 0.11%, due 12/2/13, proceeds $28,900,265; collateralized by Federal Farm Credit Bank, 0.19%, due 2/13/15, valued at $2,044,943 including accrued interest and U.S. Treasury Notes, 2.125%, due 12/31/15, valued at $27,499,508 including accrued interest	28,900,000
11,100	Morgan Stanley & Co., Inc., dated 11/29/13, 0.11%, due 12/2/13, proceeds $11,100,102; collateralized by U.S. Treasury Notes, 2.125%, due 8/31/20, valued at $12,076,651 including accrued interest	11,100,000
2,944	State Street Bank and Trust Co., dated 11/29/13, zero coupon, due 12/2/13, proceeds $2,944,000; collateralized by Freddie Mac, 2.08%, due 10/17/22, valued at $3,003,714 including accrued interest	2,944,000
22,700	TD Securities (USA) LLC, dated 11/29/13, 0.10%, due 12/2/13, proceeds $22,700,189; collateralized by U.S. Treasury Notes, 1.50%, due 6/30/16, valued at $23,326,542 including accrued interest	22,700,000
Total Repurchase Agreements (cost-$189,344,000)		189,344,000
	U.S. Treasury Obligations (h)(l) – 0.3%
4,439	U.S. Treasury Bills, 0.029%-0.044%, 1/2/14-1/23/14 (cost-$4,438,813)	4,438,813
Total Short-Term Investments (cost-$193,782,813)		193,782,813
Total Investments (cost-$1,438,029,394) – 100.0%		$1,475,163,481

Notes to Schedule of Investments:

(a)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $153,152,745, representing 10.4% of total investments.

(b)         Illiquid.

(c)          144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         In default.

(e)          Fair-Valued–Security with a value of $73,477, representing less than 0.05% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)           Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)          Inverse Floater–The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on November 30, 2013.

(h)         All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

November 30, 2013 | Annual Report  15

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

(i)             Restricted. The aggregate acquisition cost of such securities is $79,014,132. The aggregate value is $80,990,906, representing 5.5% of total investments.

(j)            Dividend rate is fixed until the first call date and variable thereafter.

(k)         Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on November 30, 2013.

(l)             Rates reflect the effective yields at purchase date.

(m)     Transactions in options written for the year ended November 30, 2013:

	Notional Amount (000s)	Premiums
Options written	$ 200,000	$ 451,000
Options expired	(200,000)	(451,000)
Options outstanding, November 30, 2013	$ –	$ –

(n)         Credit default swap agreements outstanding at November 30, 2013:

Centrally cleared sell protection swap agreements:

Broker (Exchange)/ Referenced Debt Index	Notional Amount (000s) (1)	Credit Spread	Termination Date	Payments Received	Value (2)	Unrealized Appreciation
Citigroup (ICE):
Dow Jones CDX.HY-21 5-Year Index	$25,000	3.36%	12/20/18	5.00%	$2,046,447	$896,447
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-21 5-Year Index	50,000	3.36%	12/20/18	5.00%	4,092,895	1,933,870
Dow Jones CDX.IG-21 5-Year Index	118,000	0.69%	12/20/18	1.00%	2,001,018	807,155
Goldman Sachs (ICE):
Dow Jones CDX.HY-21 5-Year Index	50,000	3.36%	12/20/18	5.00%	4,092,894	1,780,394
					$12,233,254	$5,417,866

(1)         This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)         The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at November 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

16  Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

(o)  Interest rate swap agreements outstanding at November 30, 2013:

OTC swap agreements:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America	$467,700	4/30/19	3-Month USD-LIBOR	1.90%	$779,517	$634,680	$144,837
Deutsche Bank	467,700	4/30/19	3-Month USD-LIBOR	1.90%	779,518	587,910	191,608
JPMorgan Chase	999,200	4/30/19	3-Month USD-LIBOR	1.90%	1,665,369	1,350,691	314,678
Morgan Stanley	1,500,000	3/19/19	3-Month USD-LIBOR	1.75%	2,062,547	(4,073,569)	6,136,116
					$5,286,951	$(1,500,288)	$6,787,239

Centrally cleared swap agreements:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank (CME)	$120,200	6/18/44	3.50%	3-Month USD-LIBOR	$7,903,299	$2,813,299
Goldman Sachs (CME)	100,000	6/19/20	3-Month USD-LIBOR	2.00%	614,411	1,027,929
Goldman Sachs (CME)	315,000	3/19/24	3.00%	3-Month USD-LIBOR	(1,031,159)	(2,127,359)
Goldman Sachs (CME)	69,000	3/19/24	3.00%	3-Month USD-LIBOR	(225,873)	24,127
Morgan Stanley (CME)	385,000	6/18/43	3.75%	3-Month USD-LIBOR	6,563,184	4,964,838
Morgan Stanley (CME)	385,000	6/19/44	3-Month USD-LIBOR	3.50%	(12,527,783)	31,925
					$1,296,079	$6,734,759

(p)         Forward foreign currency contracts outstanding at November 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
53,397,171 Brazilian Real settling 12/3/13	Credit Suisse First Boston	$24,345,519	$22,875,515	$(1,470,004)
26,698,585 Brazilian Real settling 1/3/14	Credit Suisse First Boston	11,349,509	11,354,094	4,585
26,698,585 Brazilian Real settling 1/3/14	Credit Suisse First Boston	11,359,166	11,354,094	(5,072)
42,567,507 Brazilian Real settling 12/3/13	Morgan Stanley	19,431,894	18,236,053	(1,195,841)
6,984,089 Brazilian Real settling 1/3/14	Morgan Stanley	3,029,053	2,970,120	(58,933)
26,735,092 Brazilian Real settling 1/3/14	Morgan Stanley	11,336,115	11,369,620	33,505
12,188,087 Brazilian Real settling 12/3/13	UBS	5,242,414	5,221,415	(20,999)
12,188,087 Brazilian Real settling 1/3/14	UBS	5,193,492	5,183,222	(10,270)
14,833,000 British Pound settling 12/3/13	BNP Paribas	23,949,362	24,271,233	321,871
12,540,000 Euro settling 12/3/13	JPMorgan Chase	16,873,824	17,039,363	165,539

November 30, 2013 | Annual Report  17

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2013	Unrealized Appreciation (Depreciation)
Sold:
26,698,585 Brazilian Real settling 12/3/13	Credit Suisse First Boston	$11,429,189	$11,437,757	$(8,568)
26,698,585 Brazilian Real settling 12/3/13	Credit Suisse First Boston	11,438,982	11,437,757	1,225
50,385,737 Brazilian Real settling 1/3/14	Deutsche Bank	22,254,201	21,427,518	826,683
15,832,415 Brazilian Real settling 12/3/13	Morgan Stanley	6,809,934	6,782,656	27,278
26,735,092 Brazilian Real settling 12/3/13	Morgan Stanley	11,415,496	11,453,397	(37,901)
51,162,937 Brazilian Real settling 1/3/14	Morgan Stanley	22,638,468	21,758,038	880,430
12,188,087 Brazilian Real settling 12/3/13	UBS	5,229,817	5,221,415	8,402
14,833,000 British Pound settling 1/2/14	BNP Paribas	23,944,304	24,266,209	(321,905)
14,833,000 British Pound settling 12/3/13	Citigroup	23,971,967	24,271,233	(299,266)
12,540,000 Euro settling 12/3/13	Goldman Sachs	17,306,329	17,039,363	266,966
12,540,000 Euro settling 1/2/14	JPMorgan Chase	16,874,037	17,039,120	(165,083)
1,684,921 Mexican Peso settling 12/17/13	Credit Suisse First Boston	127,626	128,281	(655)
				$(1,058,013)

(q)         At November 30, 2013, the Fund held $14,318,000 in cash as collateral and pledged cash collateral of $26,467,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(r)            The weighted average daily balance of reverse repurchase agreements during the year ended November 30, 2013 was $30,844,950, at a weighted average interest rate of 0.41%. There were no open reverse repurchase agreements at November 30, 2013.

(s)           Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/13
Investments in Securities – Assets
Mortgage-Backed Securities	$ –	$ 602,469,887	$ –	$ 602,469,887
Corporate Bonds & Notes:
Airlines	–	–	12,695,458	12,695,458
Diversified Financial Services	–	94,215,030	9,620,063	103,835,093
Electric Utilities	–	4,920,341	73,477	4,993,818
All Other	–	185,695,808	–	185,695,808
Municipal Bonds	–	178,737,175	–	178,737,175
Preferred Stock:
Banking	8,692,617	990,938	–	9,683,555
Diversified Financial Services	15,612,300	34,040,509	–	49,652,809
All Other	25,998,000	–	–	25,998,000
Asset-Backed Securities	–	66,684,217	–	66,684,217
U.S. Government Agency Securities	–	40,934,848	–	40,934,848
Short-Term Investments	–	193,782,813	–	193,782,813
	50,302,917	1,402,471,566	22,388,998	1,475,163,481

18  Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/13
Other Financial Instruments* – Assets
Credit Contracts	$ –	$ 5,417,866	$ –	$ 5,417,866
Foreign Exchange Contracts	–	2,536,484	–	2,536,484
Interest Rate Contracts	–	15,649,357	–	15,649,357
	–	23,603,707	–	23,603,707
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(3,594,497)	–	(3,594,497)
Interest Rate Contracts	–	(2,127,359)	–	(2,127,359)
	–	(5,721,856)	–	(5,721,856)
Totals	$50,302,917	$1,420,353,417	$22,388,998	$1,493,045,332

At November 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended November 30, 2013, was as follows:

	Beginning Balance 11/30/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)		Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 11/30/13
Investments in Securities – Assets
Mortgage- Backed Securities	$1,268,059	$–	$(440,275)	$213,626	$(184,956	)†	$573,296	$–	$(1,429,750)	$–
Corporate Bonds & Notes:
Airlines	23,752,907	4,458,485	(15,358,105)	(24,195)	1,831,136		(1,964,770)	–	–	12,695,458
Banking	14,921,756	–	(17,284,705)	820	9,950,937		(7,588,808)	–	–	–
Diversified Financial Services	–	9,609,763	(27,852)	759	330		37,063	–	–	9,620,063
Electric Utilities	–	–	–	–	–		–	73,477	–	73,477
Home Builders	1,724,796	–	–	477	–		(144,459)	–	(1,580,814)	–
Totals	$41,667,518	$14,068,248	$(33,110,937)	$191,487	$11,597,447		$(9,087,678)	$73,477	$(3,010,564)	$22,388,998

November 30, 2013 | Annual Report  19

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at November 30, 2013.

	Ending Balance at 11/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$22,315,521	Third-Party Pricing Vendor	Single Broker Quote	$99.20-113.00
	73,477	Benchmark Pricing	Security Price Reset	$1.75

†                 Paydown shortfall.

*                 Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**          Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

***   Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor was available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at November 30, 2013, was $203,493. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(t)            The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at November 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$6,787,239	$–	$ –	$6,787,239
Receivable for variation margin on centrally cleared swaps*	260,599	–	–	260,599
Unrealized appreciation of forward foreign currency contracts	–	–	2,536,484	2,536,484
Total asset derivatives	$7,047,838	$–	$2,536,484	$9,584,322
Liability derivatives:
Payable for variation margin on centrally cleared swaps*	$(49,394)	$(62,070)	$ –	$(111,464)
Unrealized depreciation of forward foreign currency contracts	–	–	(3,594,497)	(3,594,497)
Total liability derivatives	$(49,394)	$(62,070)	$(3,594,497)	$(3,705,961)

*                 Included in net unrealized appreciation of $12,152,625 on centrally cleared swaps as reported in notes (n) and (o) of the Notes to Schedule of Investments.

20  Annual Report | November 30, 2013

Schedule of Investments

PIMCO Corporate & Income Opportunity Fund

November 30, 2013 (continued)

The effect of derivatives on the Statement of Operations for the year ended November 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Options written	$451,000	$ –	$ –	$451,000
Swaps	430,840	22,756,530	–	23,187,370
Foreign currency transactions (forward foreign currency contracts)	–	–	(3,700)	(3,700)
Total net realized gain (loss)	$881,840	$22,756,530	$(3,700)	$23,634,670
Net change in unrealized appreciation/depreciation of:
Swaps	$12,444,644	$(12,129,086)	$ –	$315,558
Foreign currency transactions (forward foreign currency contracts)	–	–	(1,676,463)	(1,676,463)
Total net change in unrealized appreciation/depreciation	$12,444,644	$(12,129,086)	$(1,676,463)	$(1,360,905)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended November 30, 2013:

Options	Forward Foreign Currency Contracts (1)		Credit Default Swap Agreements (2)		Interest Rate Swap
Written (2)	Purchased	Sold	USD Sell	Euro Sell	Agreements (2)
$40,000	$319,109,403	$529,607,271	$185,230	€2,000	$2,033,980

(1)  U.S. $ Value on origination date

(2)  Notional Amount (in thousands)

Glossary:

AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
	£-	British Pound
CDX.HY	-	Credit Derivatives Index High Yield
CDX.IG	-	Credit Derivatives Index Investment Grade
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
GO	-	General Obligation Bond
ICE	-	Intercontinental Exchange
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
NPFGC	-	Insured by National Public Finance Guarantee Corp.
OTC	-	Over-the-Counter

See accompanying Notes to Financial Statements | November 30, 2013 | Annual Report  21

Statement of Assets and Liabilities

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

Assets:
Investments, at value (cost-$1,248,685,394)	$1,285,819,481
Repurchase agreements, at value and cost	189,344,000
Cash	11,389,985
Foreign currency, at value (cost-$1,940,563)	1,941,458
Deposits with brokers for swaps collateral	26,467,000
Interest and dividends receivable	12,852,278
Unrealized appreciation of OTC swaps	6,787,239
Swap premiums paid	2,573,281
Unrealized appreciation of forward foreign currency contracts	2,536,484
Receivable from broker	2,492,667
Receivable for variation margin on centrally cleared swaps	260,599
Prepaid expenses	45,659
Total Assets	1,542,510,131

Liabilities:
Payable for investments purchased	35,608,590
Payable to brokers for cash collateral received	14,318,000
Payable for variation margin on centrally cleared swaps	111,464
Dividends payable to common and preferred shareholders	8,995,949
Swap premiums received	4,073,569
Unrealized depreciation of forward foreign currency contracts	3,594,497
Investment management fees payable	725,985
Accrued expenses and other payables	302,651
Total Liabilities	67,730,705
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$1,149,779,426

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 69,168,142 shares issued and outstanding)	$692
Paid-in-capital in excess of par	988,263,773
Dividends in excess of net investment income	(17,125,638)
Accumulated net realized gain	123,594,891
Net unrealized appreciation	55,045,708
Net Assets Applicable to Common Shareholders	$1,149,779,426
Net Asset Value Per Common Share	$16.62

22 Annual Report | November 30, 2013 | See accompanying Notes to Financial Statements

Statement of Operations

PIMCO Corporate & Income Opportunity Fund

Year ended November 30, 2013

Investment Income:
Interest	$100,491,750
Dividends	8,188,267
Miscellaneous	58,500
Total Investment Income	108,738,517

Expenses:
Investment management	8,893,224
Custodian and accounting agent	550,006
Auction agent and commissions	518,670
Shareholder communications	150,580
Audit and tax services	117,530
Trustees	85,785
New York Stock Exchange listing	56,011
Legal	55,534
Interest	32,824
Insurance	27,514
Transfer agent	26,621
Miscellaneous	23,525
Total Expenses	10,537,824

Net Investment Income	98,200,693

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	107,396,263
Options written	451,000
Swaps	23,187,370
Foreign currency transactions	(1,362,411)
Net change in unrealized appreciation/depreciation of:
Investments	(115,462,214)
Swaps	315,558
Foreign currency transactions	(1,694,235)
Net Realized and Change in Unrealized Gain	12,831,331
Net Increase in Net Assets Resulting from Investment Operations	111,032,024
Dividends and Distributions on Preferred Shares	(482,199)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$110,549,825

See accompanying Notes to Financial Statements | November 30, 2013 | Annual Report 23

Statement of Changes in Net Assets Applicable to Common Shareholders

PIMCO Corporate & Income Opportunity Fund

	Year ended November 30,
	2013	2012
Investment Operations:
Net investment income	$98,200,693	$114,316,081
Net realized gain	129,672,222	77,838,207
Payments from Affiliates (see Note 8)	–	24,514
Net change in unrealized appreciation/depreciation	(116,840,891)	184,966,099
Net increase in net assets resulting from investment operations	111,032,024	377,144,901

Dividends and Distributions on Preferred Shares from:
Net investment income	(290,306)	(544,607)
Net realized gains	(191,893)	–
Total dividends and distributions on Preferred Shares	(482,199)	(544,607)
Net increase in net assets applicable to common shareholders resulting from investment operations	110,549,825	376,600,294

Dividends and Distributions to Common Shareholders from:
Net investment income	(124,977,997)	(148,482,960)
Net realized gains	(52,474,619)	–
Total dividends and distributions to common shareholders	(177,452,616)	(148,482,960)

Common Share Transactions:
Reinvestment of dividends and distributions	11,592,195	9,777,530
Total increase (decrease) in net assets applicable to common shareholders	(55,310,596)	237,894,864

Net Assets Applicable to Common Shareholders:
Beginning of year	1,205,090,022	967,195,158
End of year*	$1,149,779,426	$1,205,090,022
*Including undistributed (dividends in excess of) net investment income of:	$(17,125,638)	$12,310,242

Common Shares Issued in Reinvestment of Dividends and Distributions	615,356	551,807

24 Annual Report | November 30, 2013 | See accompanying Notes to Financial Statements

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies

PIMCO Corporate & Income Opportunity Fund (the “Fund”) was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Fund’s investment manager and sub-adviser, respectively, and are both indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation by investing at least 80% of its total assets in a combination of corporate debt obligations of varying maturities, other corporate income-producing securities, income-producing securities of non-corporate issuers such as the U.S. Government, municipal securities and mortgage-backed and other asset-backed securities issued on a public or private basis.

There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, as amended in January 2013 by ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. Fund management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

November 30, 2013 | Annual Report 25

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day

26 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

▪	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
▪

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

▪

Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2

November 30, 2013 | Annual Report 27

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable

28 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest

November 30, 2013 | Annual Report 29

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years. As of November 30, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Shares

The Fund declares dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal

30 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital. The Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. The Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(h) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and

November 30, 2013 | Annual Report 31

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(j) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the

32 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

1. Organization and Significant Accounting Policies (continued)

Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(k) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(l) Interest Expense

Interest expense relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different

November 30, 2013 | Annual Report 33

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

2. Principal Risks (continued)

from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also

34 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

2. Principal Risks (continued)

decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund holds defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Fund’s ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Fund could be material. The Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations,

November 30, 2013 | Annual Report 35

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

2. Principal Risks (continued)

agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks

36 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

3. Financial Derivative Instruments (continued)

associated with purchasing an option include the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for

November 30, 2013 | Annual Report 37

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

3. Financial Derivative Instruments (continued)

differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the

38 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

3. Financial Derivative Instruments (continued)

form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield

November 30, 2013 | Annual Report 39

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

3. Financial Derivative Instruments (continued)

securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2013 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal.

40 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

3. Financial Derivative Instruments (continued)

Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is

November 30, 2013 | Annual Report 41

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

4. Investment Manager/Sub-Adviser (continued)

responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended November 30, 2013, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $1,436,664,644 and $1,694,393,673, respectively. Purchases and sales in U.S. government obligations were $59,245,524 and $16,954,436, respectively.

6. Income Tax Information

For the year ended November 30, 2013 the tax character of dividends paid of $125,268,303 and $52,666,512 was comprised of ordinary income and long-term capital gains, respectively.

For the year ended November 30, 2012 the tax character of dividends paid of $149,027,567 was comprised of ordinary income.

At November 30, 2013, the tax character of distributable earnings of $127,650,954 was comprised entirely from long-term capital gains.

For the year ended November 30, 2013, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, amortization of bond discount, foreign currency transactions, paydowns and consent fees. These adjustments increased dividends in excess of net investment income and accumulated net realized gain by $2,368,270.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The cost basis of portfolio securities for federal income tax purposes is $1,437,591,640. Gross unrealized appreciation is $51,275,150; gross unrealized depreciation is $13,703,309; and net unrealized appreciation is $37,571,841. The difference between book and tax cost basis is primarily attributable to differing treatment of bond amortization and straddle loss deferral.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (that is typically re-set every seven days). Distributions of net realized capital gains, if any, are paid annually.

42 Annual Report | November 30, 2013

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

7. Auction-Rate Preferred Shares (continued)

For the year ended November 30, 2013, the annualized dividend rates ranged from:

	High	Low	At November 30, 2013
Series M	0.240%	0.040%	0.120%
Series T	0.260%	0.040%	0.120%
Series W	0.260%	0.040%	0.120%
Series TH	0.300%	0.080%	0.120%
Series F	0.320%	0.060%	0.120%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate,” the 7-day “AA” Financial Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates). At November 30, 2013, the current multiplier for calculating the maximum rate is 200%. If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

8. Payments from Affiliate

During the year ended November 30, 2012, the Sub-Adviser reimbursed the Fund $24,514 (less than $0.005 per common share) for realized losses resulting from a trading error.

November 30, 2013 | Annual Report 43

Notes to Financial Statements

PIMCO Corporate & Income Opportunity Fund

November 30, 2013

9. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 2, 2013, a dividend of $0.13 per share was declared to common shareholders payable January 2, 2014 to shareholders of record on December 12, 2013.

On December 20, 2013, a long-term capital gain distribution of $1.84040 per share was declared to common shareholders payable January 17, 2014 to shareholders of record on December 30, 2013.

On January 2, 2014, a dividend of $0.13 per share was declared to common shareholders payable February 3, 2014 to shareholders of record on January 13, 2014.

There were no other subsequent events identified that require recognition or disclosure.

44 Annual Report | November 30, 2013

Financial Highlights

PIMCO Corporate & Income Opportunity Fund

For a common share outstanding throughout each year:

	Year ended November 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$17.58	$14.22	$16.29	$13.63	$8.54
Investment Operations:
Net investment income	1.43	1.68	1.88	1.80	1.64
Net realized and change in unrealized gain (loss)	0.19	3.87	(1.87)	2.83	4.85
Total from investment operations	1.62	5.55	0.01	4.63	6.49
Dividends and Distributions on Preferred Shares from:
Net investment income	(– )†	(0.01)	(0.01)	(0.01)	(0.02)
Net realized gains	(– )†	–	–	–	–
Total dividends and distributions on Preferred Shares	(– )†	(0.01)	(0.01)	(0.01)	(0.02)
Net increase in net assets applicable to common shareholders resulting from investment operations	1.62	5.54	0.00	4.62	6.47
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.82)	(2.18)	(2.07)	(1.96)	(1.38)
Net realized gains	(0.76)	–	–	–	–
Total dividends and distributions to common shareholders	(2.58)	(2.18)	(2.07)	(1.96)	(1.38)
Net asset value, end of year	$16.62	$17.58	$14.22	$16.29	$13.63
Market price, end of year	$17.75	$20.37	$16.78	$17.30	$14.00
Total Investment Return (1)	(0.15)%	36.86%	9.24%	40.36%	111.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$1,149,779	$1,205,090	$967,195	$1,098,920	$911,702
Ratio of expenses to average net assets, including interest expense (2)(3)	0.91%	1.05%	1.09%	1.02%	1.32%
Ratio of expenses to average net assets, excluding interest expense (2)	0.91%	0.93%	0.94%	0.93%	1.23%
Ratio of net investment income to average net assets (2)	8.49%	10.63%	11.76%	11.98%	16.16%
Preferred shares asset coverage per share	$113,443	$117,697	$99,399	$109,530	$95,129
Portfolio turnover rate	118%	29%	53%	70%	80%

†	Less than $(0.005) per common share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Interest expense relates to participation in reverse repurchase agreement transactions.

See accompanying Notes to Financial Statements | November 30, 2013 | Annual Report 45

Report of Independent Registered Public Accounting Firm

PIMCO Corporate & Income Opportunity Fund

To the Shareholders and Board of Trustees of PIMCO Corporate & Income Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate & Income Opportunity Fund (the “Fund”) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 27, 2014

46 Annual Report | November 30, 2013

Annual Shareholder Meeting Results/Changes in Investment Policy (unaudited)

PIMCO Corporate & Income Opportunity Fund

Annual Shareholder Meeting Results:

The Fund held a meeting of shareholders on April 30, 2013. Common and/or Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	61,977,098	1,445,940

Re-election of William B. Ogden, IV – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	61,992,537	1,430,501

Re-election of Alan Rappaport* – Class I to serve until the Annual Meeting for the 2015-2016 fiscal year	1,489	2,718

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson*, and John C. Maney †, continued to serve as Trustees of the Fund.

*            Preferred Shares Trustee

†            Interested Trustee

Changes in Investment Policy

Effective of December 21, 2012, the Fund amended an existing non-fundamental investment policy, which now provides that it may invest up to 5% of its total assets in defaulted bonds when the Sub-Adviser believes that the issuer’s potential revenue and prospects for recovery are favorable (except that the Fund may invest in mortgage-related and other asset-backed securities without regard to this limit, subject to the Fund’s other investment policies). Prior to the amendment, the Fund’s non-fundamental investment policy provided that it could invest up to 5% of its total assets in defaulted bonds when the Sub-Adviser believed that the issuer’s potential revenue and prospects for recovery are favorable — and did not exempt mortgage-related and other asset-backed securities from the 5% limit.

The amended non-fundamental policy may subject the Fund to additional or heightened levels of risk associated with defaulted bonds high yield bonds and mortgage-related and other asset-backed securities. Securities that are in default or the issuers of which are in bankruptcy involve substantial risks. The Fund may incur additional expenses to the extent it is required to seek recovery on a defaulted security with respect to the payment of principal or interest. In any reorganization or liquidation proceeding relating to such an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. In addition, it frequently may be difficult to obtain information as to the true financial condition of the issuer of a defaulted security, and the Sub-Adviser’s judgments about the relative value of these securities may prove to be wrong. Please see also “Note 2. Principal Risks” in the Notes to Financial Statements for a description of risks associated with mortgage-related and other asset-backed securities.

November 30, 2013 | Annual Report 47

Tax Information/Loan Investments and Origination

PIMCO Corporate & Income Opportunity Fund

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Fund.

During the year ended November 30, 2013, the Fund distributed long-term capital gain in the amount of $52,666,512.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 5% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income. The Fund designates 5% of ordinary dividends paid (or the maximum) amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2013. The amount that will be reported will be the amount to use on the shareholder’s 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended November 30, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund. In January 2014, an allocation of interest income by state will be provided which may be of value in reducing a shareholder’s state and local tax liability, if any.

Loan Investments and Origination:

The Fund may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage. Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

48 Annual Report | November 30, 2013

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited)

PIMCO Corporate & Income Opportunity Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and, together with the Advisory Agreement, the “Agreements”). The Trustees met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and fees for other funds and accounts managed by the Sub-Adviser with similar investment objectives and policies to those of the Fund, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2012, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

November 30, 2013 | Annual Report 49

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Fund are the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance of the Fund against its Lipper performance universe for the one-year, three-year,five-year and ten-year periods ended March 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Fund and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any

50 Annual Report | November 30, 2013

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding, including preferred shares, combined), and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee (recognizing that its management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none exist for the Fund).

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of nine closed-end funds, including the Fund and another fund in the Allianz fund complex. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the nine funds in the expense group ranged from $166 million to $2.242 billion, and that two of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked second out of nine funds in the expense group for total expense ratio based on common share assets and third out of nine funds in the expense group for total expense ratio based on common share and leveraged assets combined, second out of nine funds in actual management fees based on common share assets and fourth out of nine funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked ninth having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had first quintile performance for the one-year, three-year, five-year and ten-year periods ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other funds and accounts with

November 30, 2013 | Annual Report 51

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

similar investment objectives and strategies to those of the Fund, including open-end funds and separate accounts advised by the Sub-Adviser. The Trustees noted that the management fee paid by the Fund is generally higher than the fees paid by such separate account clients. However, the Trustees were advised by the Sub-Adviser that it generally provides broader and more extensive services to the Fund in comparison to separate accounts, and incurs additional expenses in connection with the more extensive regulatory regime to which the Fund is subject in comparison to separate accounts generally. The Trustees noted that the management fee paid by the Fund is higher than the fees paid by the open-end funds offered for comparison but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing the Fund, such as those associated with the use of leverage and attempting to meet a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser from the Fund under the Agreements (because the Fund’s fees are calculated based on the Fund’s average daily net assets, inclusive of any assets attributable to preferred shares outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s common shareholders under current market conditions.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the

52 Annual Report | November 30, 2013

Matters Relating to the Trustees’ Consideration of the Investment

Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

November 30, 2013 | Annual Report 53

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Corporate & Income Opportunity Fund

Privacy Policy

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The

54 Annual Report | November 30, 2013

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

November 30, 2013 | Annual Report 55

Dividend Reinvestment Plan (unaudited)

PIMCO Corporate & Income Opportunity Fund

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of

56 Annual Report | November 30, 2013

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

November 30, 2013 | Annual Report 57

Board of Trustees (unaudited)

PIMCO Corporate & Income Opportunity Fund

Name, Year of Birth, Position(s) Held with Fund, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: 2003
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2015-2016 fiscal year.
Trustee/Director of 66 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2014-2015 fiscal year.
Trustee/Director of 66 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2013-2014 fiscal year.
Trustee/Director of 66 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson
Year of Birth:1945
Trustee since: 2009
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2013-2014 fiscal year.
Trustee/Director of 66 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2015-2016 fiscal year.
Trustee/Director of 66 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

58 Annual Report | November 30, 2013

Board of Trustees (unaudited) (continued)

PIMCO Corporate & Income Opportunity Fund

Name, Year of Birth, Position(s) Held with Fund, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Year of Birth: 1953
Trustee since: 2010
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2015 -2016 fiscal year.
Trustee/Director of 66 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006
Term of office: Expected to stand for re-election at annual meeting of shareholders for PTY’s 2014-2015 fiscal year.
Trustee/Director of 86 funds in Fund Complex
Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†  Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

November 30, 2013 | Annual Report 59

Fund Officers (unaudited)

PIMCO Corporate & Income Opportunity Fund

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2002

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex and of The Korea Fund, Inc.; and President of 56 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2002

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 86 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 86 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 86 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 86 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 86 funds in the Fund Complex and of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013

Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 86 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

60 Annual Report | November 30, 2013

Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Adviser
John C. Maney	Pacific Investment Management Company LLC
William B. Ogden, IV	840 Newport Center Drive
Alan Rappaport	Newport Beach, CA 92660

Fund Officers	Custodian & Accounting Agent
Brian S. Shlissel	State Street Bank & Trust Co.
President & Chief Executive Officer	801 Pennsylvania Avenue
Lawrence G. Altadonna	Kansas City, MO 64105-1307
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Transfer Agent, Dividend Paying Agent and Registrar
Vice President, Secretary & Chief Legal Officer	American Stock Transfer & Trust Company, LLC
Scott Whisten	6201 15th Avenue
Assistant Treasurer	Brooklyn, NY 11219
Richard J. Cochran
Assistant Treasurer	Independent Registered Public Accounting Firm
Orhan Dzemaili	PricewaterhouseCoopers LLP
Assistant Treasurer	300 Madison Avenue
Thomas L. Harter	New York, NY 10017
Chief Compliance Officer
Lagan Srivastava	Legal Counsel
Assistant Secretary	Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate & Income Opportunity Fund, and for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at us.allianzgi.com/closedendfunds.

Information on the Fund is available at us.allianzgi.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2013-12-04-8327

©2013 Allianz Global Investors Distributors U.S. LLC	AZ610AR_113013

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $85,000 in 2012 and $85,000 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,000 in 2012 and $12,000 in 2013. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,000 in 2012 and $15,990 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Income & Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1) The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3) Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $7,248,782 and the 2013 Reporting Period was $7,562,083.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and Deborah A. DeCortis.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE & INCOME OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3)

PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 5, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate & Income Opportunity Fund (“PTY” or the “Fund”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Fund since December 2009.  Mr. Gross co-founded Pacific Investment Management Company LLC (“PIMCO”) more than 40 years ago and is a managing director and co-Chief Investment Officer of the company. He has 43 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of November 30, 2013, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PTY	45	406,325.64	21	47,916.57	*	60	32,615.59	**

*Of these Other Pooled Investment Vehicles, one account totaling $166.26 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 11 accounts totaling $6,698.81 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer.  In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund.  When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of November 30, 2013, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•                  Base Salary - Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•                  Performance Bonus - Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•                  Equity or Long Term Incentive Compensation - Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of November 30, 2013.

PIMCO Corporate & Income Opportunity Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	over $1,000,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY ANDAFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate & Income Opportunity Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date	February 5, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date	February 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date	February 5, 2014

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date	February 5, 2014